EXHIBIT 10.2
CONFIDENTIAL TREATMENT REQUESTED
QUALITY AGREEMENT
THIS AGREEMENT made as of the 4th day of January, 2006
BETWEEN:
AVANIR PHARMACEUTICALS,
a corporation existing under the laws of California,
(hereinafter referred to as the “Avanir”)
- and -
PATHEON INC.,
a corporation existing under the laws of Canada,
Specific sites covered by this Agreement:
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(hereinafter referred to as “Patheon”)
          WHEREAS Patheon and Avanir are currently negotiating a manufacturing services agreement (the "MSA”), to which this Quality Agreement will form part of, wherein Patheon will agree to provide pharmaceutical manufacturing services in respect of certain Products (as described in Schedule A hereto);
          AND WHEREAS pursuant to the MSA, Avanir is required to provide the Specifications to Patheon in order for Patheon to provide the Manufacturing Services;

***	Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the “Mark”). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company’s Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

          AND WHEREAS pursuant to the MSA, Patheon is required to perform the Manufacturing Services in accordance with the Specifications as provided;
          AND WHEREAS the parties desire to allocate the responsibility for procedures and specifications impacting on the identity, strength, quality and purity of the Products;
          NOW THEREFORE in consideration of the rights conferred and the obligations assumed under the MSA and herein, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), and intending to be legally bound the parties agree as follows:
ARTICLE 1
RESPONSIBILITIES
     1.1 Subject to the terms and conditions hereinafter set out the parties agree that Patheon shall be responsible for all the operations that are marked with “X” in the column titled “Patheon” and that Avanir shall be responsible for all the operations that are marked with “X” in the column titled “Avanir”. If marked with “(X)”, cooperation is required from the designated party.
(a) General

		Avanir	Patheon
1.	Provide Specifications.	X
2.	Manufacture and package Product in strict adherence to the Specifications.		X
3.	Permit audits of all relevant premises, procedures and documentation by Avanir, and permit inspection by regulatory authorities.		X
4.	Patheon may arrange for subcontractors to perform specific testing services for Products and Components; provided that (1) all such subcontractors will be duly qualified by Patheon under GMP and Applicable Laws to perform such testing; (2) Patheon will at all times remain fully responsible to Avanir for the performance of all obligations pursuant to the MSA related to such subcontracted testing services; and (3) no subcontractors will be utilized to perform release testing of the Product.		X
5.	Provide copies of all information and correspondence regarding Annual Product Reviews when requested by Avanir.		X
6.	Notify and obtain approval from Avanir prior to implementation of any proposed changes to the process, materials, testing, equipment or premises that may affect the Product, such Avanir approval not to be unreasonably withheld.		X

		Avanir	Patheon
7.	Notify Avanir within *** of receipt of any Form 483’s, warning letters or the like from applicable regulatory agencies relating to: (i) the Product; or (ii) if the supply of Products will be affected, the facilities used to produce, test or package the Product. Responses related to the Product shall be reviewed and approved by Avanir prior to submission to the applicable regulatory agency, provided that Patheon reserves the right to respond to such regulatory agencies without approval, if, in the reasonable opinion of Patheon’s counsel, it is required to do so.		X
8.	Notify Avanir within *** of any regulatory authority requests for Product samples, Batch documentation, or other information related to the Product.		X
9.	Conduct operations in compliance with applicable environmental, occupational health and safety laws and cGMP regulations.		X
10.	Investigate and resolve all medical and nonmedical Product complaints.	X	(X)
11.	Investigate all manufacturing type Product complaints.		X
12.	Initiate and control a Product recall.	X	(X)
13.	Liaise with Regulatory Authorities for approval, maintenance and updating of marketing approval in a timely manner.	X	(X)
          (b) Validation and Process Testing Activities

		Avanir	Patheon
1.	Establish applicable master validation plans and maintain a validation program for the Product.	X	X
2.	Qualify (IQ/OQ) facilities, utilities and process equipment.		X
3.	Calibrate instrumentation and qualify computer systems used in the manufacture and testing of the Product.		X

***	Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the “Mark”). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company’s Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

4.	Prepare and approve all performance qualification and process validation protocols and reports, for manufacturing, packaging, and analytical testing operations.	(X)	X
5.	Review and approve master validation plan, performance qualification and process validation protocols and reports for the Product.	X	X
6.	Maintain an appropriate cleaning and cleaning validation program.		X
7.	Provide toxicological information to be used in the development of a cleaning program.	X
8.	Validate analytical test methods for finished Product.	(X)	X
          (c) Raw Materials

		Avanir	Patheon
1.	Provide the master formula.	X
2.	Provide approved supplier list. Avanir to audit and approve Component and Active Material suppliers and ensure cGMP compliance where Avanir stipulates the supplier. Avanir stipulated supplier shall be included on Avanir’s approved supplier list (attached hereto as Schedule D). Patheon to audit and approve Component and Active Material suppliers and ensure cGMP compliance as per Patheon SOP where Patheon stipulates the supplier. Patheon stipulated supplier shall be included on Patheon’s approved supplier list (Schedule C). Avanir to audit and approve, in its sole discretion, all Patheon stipulated suppliers.	X	X
3.	Qualify and approve Active Materials supplier(s).	X	(X)
4.	Provide Active Materials specifications (including Certificates of Analysis).	X
5.	Procure Active Materials (including Certificates of Analysis).	X
6.	Provide test methods for Active Materials (if non-Compendial).	X
7.	Validate non-Compendial testing methods for Active Materials.	(X)	X
8.	Analyze and release Active Materials (including documentation and Certificates of Analysis).	(X)	X

		Avanir	Patheon
9.	Retain reference sample of Active Materials for *** past the expiration date of the last Batch of Product manufactured with that material in the Product or such longer period required by law.		X
10.	Procure inactive ingredients (including Certificates of Analysis).		X
11.	Provide test methods and method validation for inactive ingredients (if non-Compendial).	X
12.	Analyze and release inactive ingredients (including documentation and Certificates of Analysis).		X
13.	Retain reference samples of inactive ingredients for *** past the expiration date of the last Batch manufactured with that material in the Product or such longer period as required by law.		X
14.	Provide to Avanir, at Avanir’s request, by means of a BSE/TSE certificate of compliance from the raw material vendor, confirmation of any bovine, caprine, or ovine derived raw materials purchased by Patheon for the manufacture of Products.		X
          (d) Bulk Manufacture

		Avanir	Patheon
1.	Create, control, issue and execute master batch record.		X
2.	Approve master batch record.	X	X
3.	Document, investigate and resolve deviations from approved manufacturing instructions or Specifications. Report and obtain approval from Avanir QA regarding Quality Deviation Report (“QDR”) type deviations (incidents where there is a potential to affect Product quality). Provide copies of all QDR’s to Avanir as part of master batch record.		X
          (e) Bulk Packaging

		Avanir	Patheon
1.	Create, control, issue and execute master batch record.		X

***	Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the “Mark”). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company’s Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

		Avanir	Patheon
2.	Approve master packaging batch record.	X	X
3.	Provide specifications for packaging components.		X
4.	Qualify and approve packaging component suppliers. Patheon to audit and approve packaging component suppliers and ensure cGMP compliance as per Patheon SOP where Patheon stipulates the supplier. Patheon stipulated supplier shall be included on its approved supplier list (Schedule C). Avanir to audit and approve, in its sole discretion, all Patheon stipulated suppliers.	(X)	X
5.	Provide test methods and method validation for packaging components. Where applicable, Patheon will provide such test methods and validation for packaging components purchased from suppliers on the Patheon approved supplier list only (Schedule C).	(X)	X
6.	Procure packaging components.		X
7.	Analyze and release packaging components.		X
8.	Retain reference samples of bulk Product for *** past Product expiry or such longer period as required by law. Avanir to retain legal sample of finished Product.	(X)	X
9.	Document, investigate and resolve any deviation from approved packaging instructions or specifications. Report and obtain approval from Avanir QA regarding QDR type deviations. Provide copies of all QDR’s to Avanir as part of master batch packaging record.	(X)	X
          (f) Testing & Release of Finished Product

		Avanir	Patheon
1.	Provide finished Product specifications.	X
2.	Supply / develop analytical test methods for finished Product.	X	X
3.	Test finished Product.		X
4.	Maintain all Batch records for a minimum of *** past Product expiry date and supply all such records to Avanir upon request.		X
5.	Maintain records and evidence on the testing of raw materials and packaging/labelling materials for *** after the materials were last used in the manufacture or		X

***	Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the “Mark”). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company’s Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

		Avanir	Patheon
packaging/labelling of the Product.
6.	Notify Avanir QA of confirmed out-of-Specification results (“OOS”) within *** ; Patheon to generate QDR and obtain approval of the QDR from Avanir QA.	(X)	X
          (g) Stability Testing (if required)

		Avanir	Patheon
1.	Store stability samples.		X
2.	Develop and validate stability indicating assay.	(X)	X
3.	Provide stability testing protocol for finished Product.	X
4.	Perform stability testing.		X
5.	Notify the Avanir of any stability failure for Product supplied to the Avanir.		X
ARTICLE 2
COMPLIANCE BETWEEN PRODUCT REGISTRATION AND THE MANUFACTURING PROCESS
     2.1 Technical Changes
(a)	All proposed process changes shall be communicated to the Avanir for initial review and approval, such Avanir approval not to be unreasonably withheld. The Avanir shall be responsible for determining whether or not to initiate registration variation procedures and for maintaining adequate control over the quality commitments of the marketing authorization made to the regulatory authorities by the Avanir for Products.

(b)	Following validation of a process change, Patheon shall deliver a copy of the related validation report to the Avanir and the associated stability data, if applicable, as it becomes available.

***	Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the “Mark”). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company’s Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

2.2	Labelling / Packaging Material Changes

The Avanir may initiate changes and shall review and approve any Patheon-proposed changes to labelling or packaging, including a change in the supplier of any labelling or packaging materials before any such change may be implemented.

2.3	Other Changes

Patheon will not make any changes in storage, shipping, facilities or equipment that affect the Product, or process or procedure used to manufacture the Product, without first obtaining written approval from Avanir (such approval not to be unreasonably withheld.

2.4	Permits

The Avanir shall be solely responsible for obtaining or maintaining, on a timely basis, any permits or other regulatory approvals in respect of the Products or the Specifications, including, without limitation, all marketing and post-marketing approvals.
ARTICLE 3
BATCH RELEASE
3.1 Batch review and release shall be the responsibility of a Patheon qualified person who shall act in accordance with Patheon’s standard operating procedures.
3.2 For each Batch released by Patheon for shipment to the Avanir, Patheon shall deliver to the Avanir a certificate of compliance, which certificate shall include a statement that the Batch has been manufactured in accordance with cGMPs and the Specifications. The Avanir shall have sole responsibility for release of the Product to the market.
3.3 Patheon shall notify the Avanir within *** in the event of (i) any deviation during manufacture which affects the quality or efficacy of the Product or (ii) a confirmed out of specification (OOS) result.

***	Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the “Mark”). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company’s Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

ARTICLE 4
BATCH DOCUMENTATION
4.1 Originals of all Batch documentation will be retained by Patheon for a period of *** past the expiry date of the Product at which time the Avanir will be contacted concerning the future storage or destruction of such documentation.
4.2 Patheon will provide a copy of any of the executed Batch documents relating to Products to the Avanir electronically, by facsimile or courier within *** .
ARTICLE 5
STABILITY
5.1 Patheon shall perform such stability testing as described in a stability protocol agreed to by both Patheon and the Avanir.
5.2 If a confirmed result indicates that a Product has failed to remain within stability specifications, Patheon will notify the Avanir within *** .
5.3 Patheon shall provide Avanir with a certificate of analysis following testing at each mutually agreed stability pull point.
5.4 In the event that the MSA is terminated, Patheon will continue to provide the Avanir with stability data supporting the acceptability of the Product until all such Product distributed by the Avanir has reached the end of its shelf-life.
ARTICLE 6
VALIDATION
6.1 Patheon will perform the qualification, validation and stability services described in this Quality Agreement on each of three validation Batches of Product manufactured by Patheon which is necessary to support the validation portion of Avanir’s NDA submission to the FDA.
6.2 Avanir must ensure that their analytical methods and manufacturing procedures (including packaging procedures) are validated. If such methods and procedures are not

***	Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the “Mark”). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company’s Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

validated by the Avanir, then Patheon may assist in validation development with the costs being borne by the Avanir.
ARTICLE 7
GENERAL
7.1 Any communications with respect to the subject matter of this Agreement shall be directed, in the first instance, to the person(s) identified in Schedule B hereto.
7.2 Capitalized terms not otherwise defined herein shall have the meaning specified in the MSA.
7.3 To the extent of any inconsistency between the terms of this Quality Agreement and the terms of the MSA the terms of the MSA shall govern.
ARTICLE 8
ADDITIONAL PROVISIONS
8.1 Reporting. Patheon shall provide any and all supporting documentation and data relating to the manufacture of Product to Avanir upon request and Patheon will retain sufficient quantities of all shipped Product, Active Materials and Components to perform at least full duplicate quality control testing. Retained repository samples and test data of all shipped Product, Active Materials and Components will be maintained in a suitable storage facility until *** after expiry or such longer period as may be required by Applicable Laws at which time Patheon will contact Avanir concerning the future disposition of such materials and documentation. All such samples and test data will be available for inspection and testing by Avanir at reasonable intervals upon reasonable notice. If any Batch of Products fails testing, Patheon and Avanir will jointly determine the proceedings and methods to be undertaken to investigate the causes of such failure, including which party will bear the cost of such investigation.
8.2 Adverse Experience Reporting. Each party will notify the other party promptly and not later than *** after it becomes aware of:
(a) any information concerning any potentially serious or unexpected side effect, injury, toxicity or sensitivity reaction or any unexpected incidence or other adverse experience (an “Adverse Experience”) and the severity thereof associated with the use of the Product, whether or not determined to be attributable to the Product; or

***	Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the “Mark”). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company’s Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

(b) any information regarding any pending or threatened action which may affect the safety or efficacy claims of the Product or the continued marketing of the Product in any nation or jurisdiction.
          8.3 Government Inspection.
Patheon will make its internal practices, books and records relating to its manufacture of the Product available and allow access to all facilities used for manufacturing the Product to the FDA and any other Authority having jurisdiction over the manufacture of the Product for the purposes of determining Patheon’s compliance with GMP and Applicable Laws.
Patheon will advise Avanir by telephone immediately of any proposed or announced visit or inspection (and will permit Avanir to be onsite at any such visit or inspection), and as soon as possible, *** of any unannounced visit or inspection, by the FDA or any other Authority relating to the Product or any other inspection or action that could have an adverse effect on the Product or its manufacturing or delivery schedule.
Patheon will keep Avanir informed of (i) any remediation plan and changes Patheon adopts to alleviate any concerns raised by the FDA or any other Authority contemplated by Section 1.1a (7), (ii) its progress in implementing the remediation plan and changes, and (iii) the formal responses of the FDA or applicable Authority to such remediation plan and changes and their implementation.
No Active Materials or Product may be reprocessed without the prior written consent of Avanir.
Patheon will maintain on-site all of its necessary manufacturing licenses, permits or approvals required to perform the Manufacturing Services.
Batch Documents. Following the manufacture and packaging of each Batch, and in accordance with this Quality Agreement, Patheon will provide Avanir with properly completed copies of all Batch Documents. For purposes of the foregoing, “Batch Documents” means (a) manufacturing and packaging Batch records completed in accordance with the Specifications; (b) a Certificate of Compliance for the Batch ; (c) any out of Specification result investigations associated with Product; (d) the Certificate of Analysis for the Batch comparing test results to Specifications; (e) the appropriate disposition notification for the Batch.

***	Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the “Mark”). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company’s Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

AVANIR PHARMACEUTICALS	PATHEON INC.

Name:	Name:

Signature:	Signature:

Date:	Date:

SCHEDULE A
PRODUCT(S)

Product(s)	Galenic Form		Dosage (strength)

[***] Bulk	*	**	Dextromethorphan HBr/Quinidine Sulfate ***
[***] Capsules

***	Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the “Mark”). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company’s Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

SCHEDULE B
QUALITY CONTACTS
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***	Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the “Mark”). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company’s Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

SCHEDULE C
PATHEON APPROVED SUPPLIER LIST

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***	Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the “Mark”). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company’s Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.

SCHEDULE D
AVANIR APPROVED SUPPLIER LIST

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***	Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the “Mark”). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company’s Application Requesting Confidential Treatment under Rule 24b-2 under the 1934 Act.